4. Intangible Assets	12 Months Ended
Mar. 31, 2018
Notes
4. Intangible Assets

4. INTANGIBLE ASSETS

Intangible assets include intellectual properties and customer relationships relating to the Prolieve technology, acquired at a cost of $2.5 million. The intellectual properties expire over several years commencing September 2021 and continuing until February 2029.  These assets are being amortized on a straight-line basis over ten years; amortization expense was $246,212 for each of the years ended March 31, 2018, 2017 and 2016, respectively.

Future amortization expense related to the net carrying amount of intangible assets is estimated to be as follows:

2019	$ 246,212
2020	246,212
2021	246,212
2022	246,212
2023	62,491
Total	$ 1,047,339